Long-Term Debt	12 Months Ended
Dec. 31, 2019
Debt Disclosure [Abstract]
Long-Term Debt

Note 11 - Long-Term Debt

The Company has a line of credit with the Federal Home Loan Bank secured by qualifying first lien and second mortgage loans and commercial real estate loans with eligible collateral value of $98.0 million with remaining availability of $56.0 million at December 31, 2019. There were no long-term advances under this line at December 31, 2019 or at December 31, 2018. The subsidiary bank also has standby letters of credit issued by the Federal Home Loan Bank to be used as collateral for public funds deposits. The aggregate amount of the letters of credit was $42.0 million at December 31, 2019.

During the third quarter of 2019, the Company conducted a private placement offering of fixed rate junior subordinated debt securities at $1,000 per security with a required minimum investment of $50,000. The offering raised $10.0 million, of which the entire $10.0 million was outstanding at December 31, 2019. These securities have a final maturity date of September 30, 2029 and may be redeemed by the Company after September 30, 2024. The junior subordinated debt pays interest quarterly at an annual fixed rate of 5.25%. All proceeds of this private placement qualify and are included in the calculation of Tier 2 capital. Once the final maturity drops under five years, the Company must impose a twenty percent annual reduction per year of the amount of the proceeds from the sale of these securities that are eligible to be counted as Tier 2 capital. The Company will have a twenty percent reduction beginning at September 30, 2024.

As of December 31, 2019, the scheduled maturities of these long-term borrowings are as follows:

Year ending December 31,
(dollars in thousands)
2020	$—
2021	—
2022	—
2023	—
2024	—
Thereafter	9,992
Total	$9,992